UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2025

Aquestive Therapeutics, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-38599	82-3827296
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Technology Drive
Warren, NJ 07059
(908) 941-1900
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

________________________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AQST	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On August 11, 2025, Aquestive Therapeutics, Inc. (the “Company”) issued a press release announcing its reported financial results for the second quarter ended June 30, 2025 and provided an update on recent developments in its business. A copy of the Company’s press release and the attached financial schedules are attached as Exhibit 99.1 to this Current Report On Form 8-K and incorporated in this Item 2.02 by reference.
The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of, or otherwise subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 7.01	Regulation FD Disclosure.
The Company is furnishing this Current Report on Form 8-K in connection with the disclosure of information, in the form of investor presentations, to be given at meetings with institutional investors, analysts and others. This information may be amended or updated at any time and from time to time through another Current Report on Form 8-K, a later Company filing or other means. A copy of the Company’s investor presentations are attached hereto as Exhibits 99.2 and 99.3 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference. The investor presentations are available on the Events and Presentations page in the Investors section of the Company’s website located at www.aquestive.com, although the Company reserves the right to discontinue that availability at any time.
The information in this Item 7.01 (including Exhibit 99.2) shall not be deemed to be “filed” for purposes of, or otherwise subject to the liabilities of Section 18 of the Exchange Act, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits

(d)Exhibits.

Exhibit Number	Description
99.1	Press Release, dated August 11, 2025, announcing the Company’s reported financial results for the second quarter ended June 30, 2025 and providing an update on recent developments in its business.
99.2	Aquestive Therapeutics, Inc. Q2 Earnings Supplemental Materials dated August 11, 2025.
99.3	Aquestive Therapeutics, Inc. Corporate Presentation dated August 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2025	Aquestive Therapeutics, Inc.

	By:	/s/ A. Ernest Toth, Jr
Name: A. Ernest Toth, Jr.
Title: Chief Financial Officer